UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012 (February 27, 2012)

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	1-12762	62-1543819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue, Suite 300 Memphis, Tennessee		38138
(Address of principal executive offices)		(Zip Code)

(901) 682-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 27, 2012, Mid-America Apartment Communities, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), dated as of February 27, 2012, with UBS Securities LLC and Jefferies & Company, Inc. (collectively, the “Underwriters”), with respect to a registered underwritten public offering of 1,700,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Shares”). The price to the public was $62.23 per share. The Underwriting Agreement grants the Underwriters a 30-day option to purchase up to an additional 255,000 Common Shares from the Company. On February 28, 2012, the Underwriters notified the Company that they elected to exercise the option to purchase an additional 255,000 Common Shares from the Company. The offering is expected to close on March 2, 2012.

The offering was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-159595) (the “Registration Statement”), including the prospectus contained therein dated May 29, 2009 (the “Base Prospectus”) and the prospectus supplement dated February 27, 2012, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Common Shares, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

Certain of the Underwriters or their affiliates perform or have performed commercial and investment banking and advisory services for the Company from time to time for which they receive and have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they will receive fees and expenses.

The description herein of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement filed as Exhibit 1.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. See Exhibit Index immediately following the signature page hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: February 29, 2012	By:	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated February 27, 2012, between Mid-America Apartment Communities, Inc. and UBS Securities LLC and Jefferies & Company, Inc.

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. regarding legality

8.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. regarding tax matters

23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included as part of Exhibit 5.1)